Catalytica Energy Systems Announces Resignation of President and CEO Mike Murry

Chief Financial Officer Rob Zack Appointed Interim CEO

MOUNTAIN VIEW, CA -- 06/20/2005 -- Catalytica Energy Systems, Inc. (NASDAQ: CESI) announced today that Mike Murry will resign from his position as president, chief executive officer and director on June 30, 2005, for personal family reasons. Chief Financial Officer Rob Zack has been appointed to serve as interim president and CEO.

Effective July 1, 2005, Zack will assume responsibility for leading the strategic direction of the Company while continuing to oversee his current function supported by the financial team. Zack joined Catalytica Energy Systems in February 2002 as vice president and controller, and has served as the Company's vice president and chief financial officer since April 2003. Over the past three years, he has been instrumental in driving business objectives, achieving a significant reduction in operating expenses and maintaining a lean cost structure throughout the organization. In addition to his financial responsibilities, Zack has been integrally involved in the operational and strategic initiatives that have positioned the Company to extend its commercial reach in new and growing markets and strengthen its position as a leading provider of innovative emissions solutions for the power generation and transportation industries.

Ricardo Levy, chairman of the board of Catalytica Energy Systems, stated, "The Board of Directors unanimously supports Rob as the right choice to lead Catalytica Energy Systems during this transition period. Rob is a talented and respected leader, with broad experience at the executive level. Preserving capital and managing resources remains a key focus of the Board, and we have the utmost confidence in Rob's ability to carry out this objective. We are also fortunate to have a strong, cohesive management team and a Board with significant depth to further ensure a smooth transition. In line with this objective, our Board has formed an advisory oversight committee to work closely with Rob and the management team to help guide the strategic direction of the business. The Board of Directors is also initiating a search for Mike's successor, which will include evaluating both internal and external candidates."

Zack commented, "I am very pleased to have the opportunity to build upon the solid foundation that we have established under Mike's leadership, and to be taking on an elevated role towards capitalizing on our strong technology base and shaping the future of Catalytica Energy Systems. Our emissions reduction solutions are achieving key product development milestones in field demonstrations, we are making solid headway towards securing strategic industry partnerships, and we are making progress in our efforts to strengthen our SCR services business. I look forward to the broader role I will play in managing our cash position consistent with the successful expansion of our commercial activities and our continued pursuit of other strategic business opportunities."

On Murry's resignation, Levy said, "We greatly appreciate the valuable contributions Mike has made to the Company in his two and one-half years of service. His leadership contributed to the realignment of Catalytica Energy Systems' strategic direction and its evolution from a development-stage entity with a single line of business to a more diversified company with an established commercial operation. The Board of Directors is grateful for his service and wishes Mike well in his future endeavors."

Murry stated, "I believe in Catalytica Energy Systems' future opportunities. I am particularly excited by the momentum we have gained over the past several months in our diesel emissions reduction activities and the advances we are making towards realizing a commercial launch of our first diesel product. Based upon our recent progress, I believe that the business is on track to take advantage of the many opportunities that lie ahead in the rapidly growing emissions control market. Accordingly, I felt this was an opportune time for me to transition my position, allowing me to relocate to the Midwest to be closer to family. I am grateful for the many wonderful relationships I have developed with our employees and our stakeholders over the past two and one-half years, and feel privileged to have worked with such a talented and dedicated team. As a continuing stockholder, I fully support the Board's choice of Rob as interim CEO, and am confident in his leadership abilities, his strategic vision and his commitment to the success of the Company."

Catalytica Energy Systems is a leading provider of innovative products and services to meet the rapidly growing demand for emissions control solutions in the power generation and transportation industries. Through its SCR-Tech subsidiary (www.scr-tech.com), the Company offers a variety of services for coal-fired power plants using selective catalytic reduction (SCR) systems to reduce nitrogen oxides (NOx) emissions. These services include SCR catalyst cleaning and regeneration, as well as SCR system management and consulting services to optimize efficiency and reduce overall operating and maintenance costs. Catalytica Energy Systems' other business activities include the design, development and manufacture of advanced products based on its proprietary catalyst and fuel processing technologies to offer cost-effective solutions for reducing NOx emissions from diesel engines and natural gas-fired turbines. The Company's Xonon® Diesel Fuel Processing technology is designed to facilitate significant NOx reduction from mobile, stationary, and off-road diesel engines by improving the performance of NOx adsorber catalyst systems. Catalytica Energy Systems' commercially available Xonon Cool Combustion® system offers a breakthrough pollution prevention approach for gas turbines to achieve ultra-low emissions power generation through a proprietary catalytic combustion process. Other activities include the development of fuel processing systems for fuel cell applications in stationary, auxiliary, and back-up power applications. Find Catalytica Energy Systems on the World Wide Web at www.CatalyticaEnergy.com.

This news release contains forward-looking statements regarding Catalytica Energy Systems' ability to successfully manage the CEO transition, the Company's ability to successfully balance managing its resources and preserving its cash position with meeting its business objectives and capitalizing on its strong technology base; the prospects associated with securing strategic industry partnerships; the Company's ability to strengthen and grow its SCR services business; Catalytica Energy Systems' growth prospects; the long-term opportunities associated with its SCR services and diesel emissions control businesses; the Company's ability to create additional value for its stockholders; the timing and prospects associated with realizing a commercial launch of its first diesel product; and the market demand for emissions control products and services. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others: the ability of the Company to successfully transition to a new CEO; possible fluctuations in economic conditions affecting the markets for Catalytica Energy Systems' products and services; the risk that a market may not develop or be maintained for Catalytica Energy Systems' products and services; that there may be unanticipated technical, commercial or other setbacks related to Catalytica Energy Systems' emissions reduction solutions for gas turbines or diesel engines; that there may be unanticipated events that could impact the Company's ability to successfully manage, strengthen and grow its SCR services business; changes in the environmental requirements relating to NOx emissions; that marketing, project development, commercial timelines and regulatory review outcomes are uncertain; that changes may occur in the arrangements between Catalytica Energy Systems and its strategic partners associated with the supply of emissions control products for gas turbines or diesel engines; that Catalytica Energy Systems may be unable to maintain current or develop future strategic relationships for its products and services, including with OEMs, other strategic partners, and utility customers; that any decision on the part of an OEM or other strategic partner not to pursue development or commercialization of its products could negatively adversely impact our business or results of operations; and the other risks set forth in Catalytica Energy Systems' most recently filed Forms 10-K and 10-Q filed with the Securities and Exchange Commission. Catalytica Energy Systems undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this release.

Editor's Note: Xonon and Cool Combustion are registered trademarks of Catalytica Energy Systems, Inc., Gilbert, AZ, USA

CONTACT:
Megan Meloni
Investor Relations
(650) 940-6253